UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005

                       CHASE MORTGAGE FINANCE CORPORATION
       (Issuer in respect of Chase Mortgage Finance Trust, Series 2004-S3)
                              (the "Certificates")

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 333-110968-01               52-1495132
------------------------------    ---------------       ------------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)

        194 Wood Avenue South, Iselin, NJ                  08830
     (Address of principal executive offices)           (Zip Code)
     ----------------------------------------           ----------

Registrant's telephone number, including area code:  (732) 452-8972


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Mortgage Finance Corporation (the "Depositor") made distributions to holders of its Mortgage Pass-Through Certificates, Series 2004-S3 as contemplated by the Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Wachovia Bank, N.A., as trustee, dated as of February 1, 2004, for Multi-Class Mortgage Pass-Through Certificates, Series 2004-S3 (the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports (the "Monthly Reports") with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K. The Monthly Reports were previously filed with the commission under the Depositor's SEC Filing Codes.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description
-----------    -----------

     99.1      Monthly Reports with respect to the following distributions:

               May 25, 2004
               June 25, 2004
               July 26, 2004
               August 25, 2004
               September 27, 2004
               October 25, 2004
               November 26, 2004
               December 27, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                 (f/k/a "The Chase Manhattan Bank"),
                                 As Paying Agent, on behalf of
                                 Chase Mortgage Finance Corp.


                                 By: /s/ Andrew M. Cooper
                                 -----------------------------------------
                                 Name: Andrew M. Cooper
                                 Title: Assistant Vice President
                                 Date: March 25, 2005

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

     99.1      Monthly Reports with respect to the following distributions:

               May 25, 2004
               June 25, 2004
               July 26, 2004
               August 25, 2004
               September 27, 2004
               October 25, 2004
               November 26, 2004
               December 27, 2004